EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-K of Golden West Financial Corporation for the annual period ended December 31, 2002, I, Herbert M. Sandler, Chairman of the Board and Chief Executive Officer of Golden West Financial Corporation, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) such Form 10-K of Golden West Financial Corporation for the annual period ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such Form 10-K of Golden West Financial Corporation for the annual period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Golden West Financial Corporation.



March 26, 2003                                 /s/ Herbert M. Sandler
--------------------------------------       -----------------------------------
Date                                           Herbert M. Sandler
                                               Chairman of the Board and
                                               Chief Executive Officer
                                               Golden West Financial Corporation